Exhibit 99.1

WaMu Mortgage Pass-Through Certificates
Series 2005-AR9

Class B-1, Class B-2 and Class B-3 Certificates
Marketing Materials

MTA Indexed Option ARMS

$[75,820,000] (Approximate, Subject to +/-10% Variance)

Washington Mutual Mortgage Securities Corp.
Depositor

Washington Mutual Bank
Servicer

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Preliminary Term Sheet	Date Prepared: July [5], 2005

WaMu Mortgage Pass-Through Certificates, Series 2005-AR9
$[75,820,000] (Approximate, Subject to +/- 10% Variance)
Publicly Offered Certificates
 Adjustable Rate Residential Mortgage Loans

Class	Principal (1) Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Certificate Interest Rate	Tranche Type	Expected Ratings S&P / Moody’s
B-1	36,452,000	5.14 / 5.80	1 - 92 / 1 - 479	Variable (3)	Subordinate	AA / Aa2
B-2	24,058,000	5.14 / 5.80	1 - 92 / 1 - 479	Variable (3)	Subordinate	A / A2
B-3	15,310,000	5.14 / 5.80	1 - 92 / 1 – 479	Variable (3)	Subordinate	BBB / Baa2
B-4	13,852,000			Variable (3)	Subordinate	BB / NR
B-5	10,206,000	Not Offered Hereby		Variable (3)	Subordinate	B / NR
B-6	6,561,025			Variable (3)	Subordinate	NR / NR
Total:	$106,439,025

(1) The Certificates (as described herein) represent interests in a pool of adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class B-1, Class B-2, and Class B-3 Certificates are shown to the Optional Call Date (as defined herein) and to maturity.

(3) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, the related margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) 10.50%, and (iii) the related Net WAC Cap (as defined herein).

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Transaction Summary:

 Depositor: Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer: Washington Mutual Bank (“WMB”).

Co-Lead Managers: WaMu Capital Corp. [and Goldman Sachs & Co.]

Trustee: Deutsche Bank National Trust Company

Rating Agencies: It is expected that the Certificates will be rated by the rating agency and assigned the credit ratings described on page 2 of this Preliminary Term Sheet.

Cut-off Date: July 1, 2005.

Expected Pricing Date: On or about July [7], 2005.

Closing Date: On or about July [21], 2005.

Distribution Date: The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in [August] 2005.

Servicing Fee: [0.375]% per annum of the principal balance of each Mortgage Loans.

Certificates: The “Senior Certificates” will consist of the Class A-1A, Class A-2A, Class A-1B, Class A-1C1, Class A-1C2, and Class A-1C3 Certificates (the “Class A Certificates”) and the Class X and Class R Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”

The Class B-1, Class B-2 and Class B-3 Certificates (the “Offered Certificates”) are being offered hereby.

Accrued Interest: The Offered Certificates will settle without accrued interest (settle flat).

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Interest Accrual Period: The interest accrual period with respect to the Offered Certificates for a given Distribution Date will be the period beginning with the 25th of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis).

Registration: The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment: It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility: The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment: The Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination: The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Compensating Interest: Compensating interest paid by the servicer will equal the least of (a) any shortfall for the previous month in interest collections resulting from the timing of payoffs made from the 15th day of the calendar month before the Distribution Date to the last day of such month, (b) the sum of 1/12 of 0.050% of the aggregate Stated Principal Balance of the mortgage loans, any reinvestment income realized by the servicer relating to payoffs made during the prepayment period, and interest payments on the payoffs received during the period of the 1st day through the 14th day of the month of the Distribution Date, as applicable and (c) 1/12 of 0.125% of the aggregate Stated Principal Balance of the mortgage loans.

Mortgage Loans: As of [June] 1, 2005, the aggregate principal balance of the mortgage loans described herein is anticipated to be approximately $[1,458,068,125] (the “Mortgage Loans”).  The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 15, 30 or 40 years. All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial fixed rate period of 1, 2, or 3 months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin. As of the Cut-off Date, none of the Mortgage Loans were still in their fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the current minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the minimum monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Some of the Mortgage Loans were secured by one or more additional properties at origination.  The applicable loan-to-value ratio for those loans at origination was computed taking into account the value of all of the properties securing the loan.  Before any of these loans were included in the Mortgage Pool, the lien or liens on the additional properties securing the loan were released, and there was a partial prepayment of the original mortgage balance. The LTV ratios in the prospectus will reflect for each of these Mortgage Loans the release of those additional lien or liens and the partial principal prepayment.  Accordingly, for each of these Mortgage Loans, the LTV ratio is based upon the remaining outstanding principal balance as of the Cut-Off Date and upon the appraised value at origination of the remaining property securing the loan.  It is anticipated that less than [2]% of the pool will be comprised of these loans.

Credit Enhancement: Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Subordinate Certificates, initially [7.30]% total subordination.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

\

Credit Enhancement
Class	Percent
B-1	4.80%
B-2	3.15%
B-3	2.10%
B-4	1.15%
B-5	0.45%
B-6	NA

Shifting Interest:  Until the first Distribution Date occurring after [July] 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and the principal component of the Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
[August 2005 – July 2015	0% Pro Rata Share
August 2015 – July 2016	30% Pro Rata Share
August 2016 – July 2017	40% Pro Rata Share
August 2017 – July 2018	60% Pro Rata Share
August 2018 – July 2019	80% Pro Rata Share
August 2019 and after]	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles from the initial credit enhancement, unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, the principal component of the Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [August] 2008, the Subordinate Certificates will be entitled to 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in [August] 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

 In the event the current senior percentage (aggregate principal balance of the Class A and the principal component of the Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Class A Certificates and the principal component of the Class X Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and the principal component of the Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Net Mortgage Rate: The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate.

Net WAC Cap: The “Net WAC Cap” for the Class A Certificates (other than the Class A-2A Certificates) is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans, adjusted on an actual/360 basis.

 The “Net WAC Cap” for the Class A-2A Certificates is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans based on a 30/360 basis.

 The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted for the initial distribution date by multiplying by a fraction, the numerator of which is 30, and the denominator is 34.

Carryover Shortfall

Amount: If on any Distribution Date, one month LIBOR plus the related margin for the Class A  (other than the Class A-2A Certificates) or Class B Certificates is greater than the applicable Net WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the lesser of one month LIBOR plus the related margin for such Class and [10.50]% (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related certificate rate and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class A Certificates (other than the Class A-2A Certificates) will be paid, pro rata, first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates).  The Carryover Shortfall Amount for the Subordinate Certificates will be paid pro-rata to the Class B1 to Class B6 Certificates from interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates and after such Carryover Shortfall payments to the Class A Certificates).

Adjusted Cap Rate: The “Adjusted Cap Rate” for any Distribution Date and any class of Class A Certificates is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the Mortgage Loans on the basis of the weighted average Net Mortgage Rate, less the Net Deferred Interest and (ii) 12, and the denominator of which is the aggregate principal balance of the Mortgage Loans, as applicable, as of the first day of the month prior to such Distribution Date (after giving effect to payments due on such day)  multiplied by a ratio, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest period (except in case of  the Class A-2A Certificates in which the ratio will be 1).

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

The “Adjusted Cap Rate” for any Distribution Date and the Subordinate Certificates is equal to the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing (A) the weighted average of the Net Mortgage Rates by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Mortgage Loans on such day and (B) the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Mortgage Loans on such day.  For the Subordinate Certificates, the Adjusted Cap Rate for the initial distribution date will be adjusted by multiplying by a fraction, the numerator of which is 30, and the denominator is 34.

The “Adjusted Cap Rate” for any Distribution Date and the Class X Certificates shall equal the certificate interest rate for the Class X Certificates, computed for this purpose by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Mortgage Loans on such day, and (ii) computing the weighted average of the pass-through rates of the Certificates by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the class of certificates.

Deferred Interest: The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest: For each group of Mortgage Loans the “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments, in each case for the related Mortgage Loans, and (b) zero. The amount of current interest on the Certificates will be reduced by the related Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Allocation of Realized Losses: Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second, any realized losses remaining on the Mortgage Loans to the Class A Certificates and the principal only component of the Class X Certificates, on a pro-rata basis, until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class A Certificates allocation of realized losses will be allocated in the manner below:

Concurrently to:

I.  Class A-2A Certificates until the class principal balances thereof have been reduced to zero, and

II.  Sequentially to:

a.  to the Class A-1C1, Class A-1C2 and Class A-1C3 Certificates pro rata until the class principal balances thereof have been reduced to zero,

b.  to the Class A-1B Certificates until its class principal balance has been reduced to zero,

c. to the Class A-1A Certificates until its class principal balance has been reduced to zero.

Certificates Priority of Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) Senior Certificates, accrued and unpaid interest, pro rata, at the related Certificate Interest Rate, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2) Class R Certificates until the principal balance of such class has been reduced to zero;

3) Class A Certificates, principal, concurrently:

(a) to the Class A-1A Certificates, principal until its certificate principal balance is reduced to zero;

(b) to the Class A-2A Certificates, principal until its certificate principal balance is reduced to zero;

(c) to the Class A-1B Certificates, principal until its certificate principal balance is reduced to zero;

(d) to the Class A-1C1 and Class A-1C2 Certificates, sequentially, in that order, principal until their respective certificate principal balances are reduced to zero;

(e) to the Class A-1C3 Certificates, principal until its certificate principal balance is reduced to zero; and

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

(f) to the principal only component of the Class X Certificates until its certificate principal balance is reduced to zero;

4) Class A Certificates (other than the Class A-2A Certificates), to pay the Carryover Shortfall Amount (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X Certificates;

5) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate and Carryover Shortfall Amount, if any, to the extent of interest distributable on the Class X Certificates;

6) Class B-1 Certificates, principal allocable to such Class;

7) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate and Carryover Shortfall Amount, if any, to the extent of interest distributable on the Class X Certificates;

8) Class B-2 Certificates, principal allocable to such Class;

9) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate and Carryover Shortfall Amount, if any, to the extent of interest distributable on the Class X Certificates;

10) Class B-3 Certificates, principal allocable to such Class;

11) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and Carryover Shortfall Amount, if any, to the extent of interest distributable on the Class X Certificates, and their respective share of principal allocable to such Classes;

12) Class R Certificate, any remaining amount.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you by WaMu Capital Corp.  The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

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WaMu Capital Corp.,
A Washington Mutual, Inc. Company

Tables

Class B-1 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	3.907	3.907	3.907	3.907	3.907
WAL (yr)	9.90	8.18	5.14	4.40	3.37
MDUR (yr)	7.88	6.74	4.52	3.94	3.08
First Prin Pay	1	1	1	1	1
Last Prin Pay	182	151	92	75	54

Class B-1 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	3.922	3.925	3.931	3.935	3.941
WAL (yr)	10.85	9.07	5.80	5.02	3.93
MDUR (yr)	8.34	7.22	4.96	4.38	3.51
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class B-2 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	4.263	4.263	4.263	4.263	4.263
WAL (yr)	9.90	8.18	5.14	4.40	3.37
MDUR (yr)	7.73	6.63	4.47	3.90	3.06
First Prin Pay	1	1	1	1	1
Last Prin Pay	182	151	92	75	54

Class B-2 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	4.286	4.291	4.302	4.308	4.318
WAL (yr)	10.85	9.07	5.80	5.02	3.93
MDUR (yr)	8.16	7.08	4.89	4.33	3.48
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

Tables

Class B-3 to Optional Call Date
Price 97-18	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	4.895	4.947	5.128	5.209	5.383
WAL (yr)	9.90	8.18	5.14	4.40	3.37
MDUR (yr)	7.53	6.48	4.39	3.84	3.02
First Prin Pay	1	1	1	1	1
Last Prin Pay	182	151	92	75	54

Class B-3 to Maturity Date
Price 97-18	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
Yield	4.908	4.961	5.132	5.206	5.360
WAL (yr)	10.85	9.07	5.80	5.02	3.93
MDUR (yr)	7.92	6.89	4.78	4.24	3.41
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	466

WaMu Capital Corp.,
A Washington Mutual, Inc. Company